FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 18, 2013 (this “Amendment”), amends the Credit Agreement dated as of March 26, 2013, among AXIS Capital Holdings Limited (the “AXIS Capital”), certain Subsidiaries of AXIS Capital party thereto (each a “Designated Subsidiary Borrower” and together with AXIS Capital, the “Borrowers” and each a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Wells Fargo Bank, National Association, as Administrative Agent, LC Administrator and Fronting Bank (the “Credit Agreement”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.
WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and
WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
1.     AMENDMENTS. Subject to Section 2 hereof, the Credit Agreement shall be amended, effective as of the date hereof, as follows:
1.1    Amendment to Definitions.
(a) Section 1.01 is hereby amended to add the following definition in proper alphabetical order:
“Weather Related Contracts” shall mean Swap Contracts and other arrangements related to weather commodity derivatives transactions.
(b) The definition of “Swap Contract” in Section 1.01 is hereby amended by adding the following immediately before the comma at the end of clause (a) thereof:
“including, without duplication, any Weather Related Contracts”
1.2    Amendment to Fronted Letter of Credit Commitment. Section 2.03(a)(i) is hereby amended by adding the following clause (v) immediately after the first comma in the proviso thereof:
(v) the Dollar Equivalent of the stated amount of all Fronted Letters of Credit issued by Wells Fargo in its capacity as a Fronting Bank shall not exceed $75,000,000 without its consent,

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1.3    Amendment to Liens Covenant. Section 7.02(m) is hereby amended and restated in its entirety to read as follows:
(m)     Liens securing Swap Contracts permitted under Section 7.06(e).
1.4    Amendment to Investments Covenant. Section 7.06(e) is hereby amended and restated in its entirety to read as follows:
(e)    (i) Swap Contracts entered into in the ordinary course of AXIS Capital’s or any Subsidiary’s financial planning and not for speculative purposes and (ii) Weather Related Contracts; provided that if a credit support annex or similar agreement which provides for collateral to be granted by AXIS Capital or any Subsidiary has been executed in connection therewith, the aggregate Swap Termination Value of (x) all such Swap Contracts shall not exceed $800,000,000 and (y) all such Weather Related Contracts shall not exceed $300,000,000;
1.5    Amendment to Change of Business Covenant. Section 7.08 is hereby amended and restated in its entirety to read as follows:
7.08    Continuation of and Change in Businesses. Engage to any material extent in any business or businesses other than (a) the business or businesses engaged in (or which AXIS Capital or any of its Subsidiaries, as the case may be, proposes to engage in) on the date hereof and businesses related or incidental thereto and (b) Weather Related Contracts.
2.     CONDITIONS PRECEDENT. The Amendments to the Credit Agreement set forth in Section 1 shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.
2.1    Receipt of Documents. The Administrative Agent shall have received the following documents:
(a)    this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders; and
(b)    all other documents or materials as the Administrative Agent may reasonably request.
2.2    Compliance with Warranties, No Default, etc. After giving effect to this Amendment, the following statements by each Borrower shall be true and correct (and each Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):
(a)    the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which

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case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(b)    no Default or Event of Default shall have then occurred and be continuing.
3.     REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and each Lender as follows:
3.1    Due Authorization, Non-Contravention, etc. The execution, delivery and performance of this Amendment by such Borrower are within its powers, have been duly authorized by all necessary action, and do not
(a)    contravene its Organization Documents;
(b)    contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Borrower or any of its Subsidiaries; or
(c)    result in, or require the creation or imposition of, any Lien on any of the properties of such Borrower or any of its Subsidiaries (other than any Liens created by the Loan Documents).
3.2    Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by such Borrower and its Subsidiaries of this Amendment except such as have been obtained or made and are in full force and effect.
3.3    Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, examination or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.     MISCELLANEOUS.
4.1    Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Each other Loan Document is hereby ratified, approved and confirmed in each and every respect by each Borrower party thereto.
4.2    Payment of Costs and Expenses. AXIS Capital agrees to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent (including the

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reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.
4.3    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
4.4    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
4.5    Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of a counterpart hereof, or a signature hereto, by facsimile or by email in .pdf or similar format shall be effective as delivery of a manually-executed original counterpart hereof.
4.6    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
4.7    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
4.8    Loan Document. This Amendment is a Loan Document.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
AXIS CAPITAL HOLDINGS LIMITED
By: /s/ Jose Osset
Name: Jose Osset
Title: SVP & Treasurer

AXIS SPECIALTY LIMITED
By: /s/ Jose Osset
Name: Jose Osset
Title: SVP & Treasurer

AXIS RE SE
By: /s/ Tim Hennessy
Name: Tim Hennessy
Title: Director

AXIS SPECIALTY EUROPE SE
By: /s/ Tim Hennessy
Name: Tim Hennessy
Title: Director

AXIS INSURANCE COMPANY

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

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AXIS REINSURANCE COMPANY

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

AXIS SURPLUS INSURANCE COMPANY

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

AXIS SPECIALTY HOLDINGS BERMUDA LIMITED

By: /s/ Jose Osset
Name: Jose Osset
Title: SVP & Treasurer

AXIS SPECIALTY HOLDINGS IRELAND LIMITED

By: /s/ Tim Hennessy
Name: Tim Hennessy
Title: Director

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AXIS SPECIALTY GLOBAL HOLDINGS LIMITED

By: /s/ Tim Hennessy
Name: Tim Hennessy
Title: Director

AXIS SPECIALTY U.S. HOLDINGS, INC.

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

AXIS SPECIALTY U.S. SERVICES, INC.

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

AXIS GROUP SERVICES, INC.

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: SVP, General Counsel & Secretary

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AXIS SPECIALTY FINANCE LLC

By: /s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: President & CEO

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Administrator, Fronting Bank and a Lender
By: /s/ Michelle Dagenhart
Name: Michelle Dagenhart
Title: VP Portfolio Manager

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jody Feldman
Name: Jody Feldman
Title: Director

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BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By: /s/ Debra Basler
Name: Debra Basler
Title: Managing Director

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THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ Michael Penson
Name: Michael Penson
Title: Managing Director

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CITIBANK, N.A., as a Lender

By: /s/ Richard D. Rivera
Name: Richard D. Rivera
Title: Vice President

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LLOYDS TSB BANK PLC, as a Lender

By: /s/ Karen Weich
Name: Karen Weich
Title: Vice President

By: /s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Chris Choi
Name: Chris Choi
Title: Director

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